EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C SECTION 1350)

In connection with the Annual Report of US-China Biomedical Technology, Inc. (the “Company”) on Form 10-K for the period ending February 28, 2019, as filed with the Securities and Exchange Commission (the “Report”), Qingxi Huang, the Chief Executive Officer of our Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of our Company.

Date: June 12, 2019	By:	/s/ Qingxi Huang
Qingxi Huang, Chief Executive Officer
(Principal Executive Officer)